                                                                 Exhibit 10.7

                                                Page 1 of 5
                                                No: 4852-00-0002-00-96-03-00-00
                                                San Francisco, February 15, 1996

Mr. Kevin C. Eichler
Executive Vice President
and Chief Executive Officer
Great Pacific Insurance Company
395 Oyster Point Boulevard, Suite 500
South San Francisco, California  94080-1933
Dear Casey:

     We are in receipt of confirmation that the following reinsurance has been effected for your account:

REASSURED:          NATIONAL INSURANCE GROUP COMPANIES

                    GREAT PACIFIC INSURANCE COMPANY

TYPE:               Property Risk Excess of Loss Treaty

BUSINESS COVERED:   Business classified as Dwelling Fire, Fire, Extended Perils,
                    Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Automobile
                    Physical Damage, Personal Article Floaters, Personal Lines;
                    Watercraft and Private Passenger Planes, Force Placed
                    Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co,. Inc. or any other of the National Insurance Group Companies of South San Francisco,
                    California on behalf of the Reassured.

                                                                     Page 2 of 5
                                                     4852-00-0002-00-96-03-00-00



TERM AND
CANCELLATION:       The term of this Contract shall be from 12:01 a.m., January
                    1, 1996 Local Standard Time (Local Standard Time being that time which applies in the area where the risk is located) to 12:01 a.m., December 31, 1996, Pacific Standard Time, for losses occurring on new, renewal and in force policies.

TERM AND
CANCELLATION:
(CONTINUED)         In the event of cancellation, all cessions with an effective date prior to the date of termination of this Contract shall remain in full force and shall continue to be covered hereunder for a period of up to one year subsequent to the date of termination.

                    The Reassured shall have the option to waive the run-off provision and the reinsurance premium shall be adjusted on the gross earned premium income as of the date and time of cancellation. In such event, the Reinsurer shall not be liable as respects losses occurring subsequent to the effective date and time of cancellation.

TERRITORY:          This reinsurance shall cover wherever the Reassured's policy apply.

LIMIT: $1,750,000 in excess $750,000 on any one risk, in any one loss occurrence. Subject to maximum recovery of $3,500,000 any one loss occurrence.

                    The Reassured shall be the sole judge as to what constitutes one risk.

NET RETAINED
LINES: All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which

                                                                     Page 3 of 5
                                                     4852-00-0002-00-96-03-00-00




                    any additional recoveries will inure to this Agreement by reducing the gross loss subject to this program.

ALLOCATED LOSS
ADJUSTMENT
EXPENSES:           Expenses pro rata in addition.

REINSTATEMENT:      Unlimited reinstatements without additional charge.

RATE: Deposit Premium of $150,000 payable quarterly in advance and adjusted annually at .95% Gross Earned Premium Income. Minimum Premium of $120,000.

EXCLUSIONS:         See attached Exclusion List.

GENERAL
CONDITIONS:         Loss Occurrence Clause to include hours clause as follows:

                      - 72 hours clause tornado, cyclone, hurricane, windstorm and hail
                      - 120 hours clause riots and civil commotion/vandalism and malicious mischief within the area of one municipality or county and the municipalities or counties contiguous thereto
                      -  168 hours Freeze
                      -  168 hours Earthquake and Ensuing Loss
                      -  168 hours for any other physical damage peril

                    Extra Contractual Obligations (100%)
                    Excess of Policy Limits (100%)
                    Net Retained Lines Clause

                                                                     Page 4 of 5
                                                     4852-00-0002-00-96-03-00-00


                    Notice of Loss and Loss Settlement
                    Tax Clause
                    Access to Records Clause
                    Loss Reserve Clause
                    Commutation Clause
                    Errors and Omissions Clause
                    Insolvency Clause
                    Insolvency Funds Exclusion Clause
                    Arbitration Clause
                    Service of Suit Clause
                    Guy Carpenter & Company, Inc. Intermediary Clause

WORDING:            TBA

                                                                     Page 5 of 5
                                                     4852-00-0002-00-96-03-00-00


REINSURERS

Allmerica Re, A Division of the Hannover Insurance Company                5.000%
Constitution Reinsurance Company                                          8.000%
Continental Casualty Company                                              5.000%
Employers Mutual Casualty Company                                         1.500%
First Excess and Reinsurance Corporation                                  5.000%
Folksamerica Reinsurance Company                                          5.000%
Hartford Re Company
   for and on behalf of:
   Hartford Fire Insurance Company                                        4.000%
NAC Reinsurance Corporation                                              26.000%
PMA Reinsurance Corporation                                               6.000%
Republic Western Insurance Company                                        3.000%
Sumitomo Marine Re Management, Inc.                                       2.000%
Sydney Reinsurance Corporation                                           10.000%
United Fire & Casualty Company                                            1.000%
USF Re Insurance Company                                                  8.500%
Vesta Fire Insurance Corporation                                         10.000%
                                                                        -------
                                                                        100.000%

                                                                     Page 6 of 5
                                                     4852-00-0002-00-96-03-00-00





                                                   GUY CARPENTER & COMPANY, INC.

                                                           SENIOR VICE PRESIDENT

                                                                    Page 7 of 5
                                                    4852-00-0002-00-96-03-00-00


                         GREAT PACIFIC INSURANCE COMPANY

                       PROPERTY RISK EXCESS OF LOSS TREATY

                                   EXCLUSIONS

A. Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

C.   Financial and Insolvency guarantees;

D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

E.   Automobile business except for automobile physical damage;

F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

G. Excess of Loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco, California;

H.   Hail damage to growing/standing crops;

I.   Flood insurance, when written as such;

J. Pools, Association and Syndicates Clause (amended to include coverage for California Fair Plan);

K.   Insolvency Funds;

L.   War Exclusion Clause;

M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA);

N. Seepage and Pollution as per ISO wording, or so deemed.

O.   Transmission and Distribution Lines.

                                                                     Page 8 of 5
                                                No: 4852-00-0002-00-96-03-00-00

                                                Page 1 of 5
                                                No: 4852-00-0001-00-96-03-01-00
                                                San Francisco, February 15, 1996



Mr. Kevin C. Eichler
Executive Vice President
and Chief Executive Officer
Great Pacific Insurance Company
395 Oyster Point Boulevard, Suite 500
South San Francisco, California  94080-1933

Dear Casey:

     We are in receipt of confirmation that the following reinsurance has been effected for your account:


REASSURED:          NATIONAL INSURANCE GROUP COMPANIES GREAT PACIFIC INSURANCE
                    COMPANY


TYPE:               Catastrophe First Excess of Loss Treaty


BUSINESS COVERED:   Business classified as Dwelling Fire, Fire, Extended Perils,
                    Special Form on Interim Coverage policies, Forced Order policies, Real-Estate Owned (REO) policies, Automobile
                    Physical Damage, Personal Article Floaters, Personal Lines;
                    Watercraft and Private Passenger Planes, Force Placed
                    Property and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A. Speizer & Co,. Inc. or any other of the National Insurance Group Companies of South San Francisco,
                    California on behalf of the Reassured.

                                                                     Page 2 of 5
                                                     4852-00-0001-00-96-03-01-00


TERM AND
CANCELLATION:       The term of this Contract shall be from 12:01 a.m., January
                    1, 1996 Local Standard Time (Local Standard Time being that time which applies in the area where the risk is located) to 12:01 a.m., December 31, 1996, Pacific Standard Time, for losses occurring on new, renewal and in force policies. TERM
                    AND CANCELLATION: (Continued) Should this Contract terminate while a loss occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.


TERRITORY:          This reinsurance shall cover wherever the Reassured's
                    policies apply.


LIMIT: $2,500,000 Ultimate Net Loss each and every loss occurrence in excess of $2,500,000 Ultimate Net Loss each and every loss occurrence.

NET RETAINED
LINES: All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                    Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                                    Page 3 of 5
                                                     4852-00-0001-00-96-03-01-00


CO-REINSURANCE:     5% net retained by the Reassured.


REINSTATEMENT:      One full reinstatement at pro rata additional premium with respect to amount and 100% with respect to time.


WARRANTED:          Two Risk Minimum


RATE: Deposit Premium of $215,000 payable semi-annual in advance adjustable at 1.299% Gross Earned Premium Income. Minimum Premium of $172,000. EXCLUSIONS: As per attached Exclusion List.


GENERAL

CONDITIONS:         Ultimate Net Loss Clause to include Loss Adjustment Expenses
                    (which shall include defense costs including but not limited to expenses incurred in determination of coverage).

                    Loss Occurrence Cause to include definition of hours clause and as follows:
                    - 72 hours clause tornado, cyclone, hurricane, windstorm and hail
                    - 120 hours  clause riots and civil
                     commotion/vandalism           and
                     malicious   mischief  within  the
                     area  of  one   municipality   or
                     county and the  municipalities or
                     counties contiguous thereto
                    - 168 hours Freeze
                    - 168 hours Earthquake and Ensuing Loss
                    - 168 hours for any other physical damage peril
                    ECO/XPL - Covered at 100%, subject to a maximum of 25% of the original catastrophe loss.
                    Net Retained Lines Clause
                    Notice of Loss and Loss Settlement

                                                                    Page 4 of 5
                                                     4852-00-0001-00-96-03-01-00


                    Tax Provisions Clause
                    Access to Records Clause
                    Errors and Omissions Clause
                    Insolvency Clause
                    Insolvency Funds Exclusion Clause
                    Arbitration Clause
                    Service of Suit Clause
                    Guy Carpenter & Company, Inc. Intermediary Clause


WORDING:            TBA

                                                                     Page 5 of 5
                                                     4852-00-0001-00-96-03-01-00


REINSURERS

Allmerica Re, A Division of the Hannover Insurance Company      5.000%
Christiania General Insurance                                  12.632%
Corporation of New York
Constitution Reinsurance Company                                6.000%
Folksamerica Reinsurance Company                                6.000%
Hartford Re Company                                             5.000%
   for and on behalf of:
   Hartford Fire Insurance Company
NAC Reinsurance Corporation                                     5.000%
Nationwide Mutual Insurance                                     7.368%
Company
Republic Western Insurance Company                              5.000%
Sydney Reinsurance Corporation                                 10.000%
USF Re Insurance Company                                        5.000%
Vesta Fire Insurance Corporation                               25.000%
Winterthur Reinsurance Corporation of America                   8.000%
                                                              -------
                                                              100.000%  of 95%
                                                              =======

                                                                     Page 6 of 5
                                                     4852-00-0001-00-96-03-01-00


                                                   GUY CARPENTER & COMPANY, INC.

                                                           Senior Vice President

                                                                     Page 7 of 5
                                                     4852-00-0001-00-96-03-01-00


                         GREAT PACIFIC INSURANCE COMPANY
                        CATASTROPHE EXCESS OF LOSS TREATY
                                   EXCLUSIONS


A. Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

C.   Financial and Insolvency guarantees;

D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

E.   Automobile business except for automobile physical damage;

F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

G. Excess of loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco California;

H.   Hail damage to growing/standing crops;

I.   Flood insurance, when written as such;

J. Pools, Associations and Syndicates Clause (amended to include coverage for California Fair Plan);

K.   Insolvency Funds Exclusion clause;

L.   War Exclusion Clause;

M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA);

N.   Seepage and Pollution as per ISO wording, or so deemed,

O.   Transmission and Distribution Lines.

                                                                     Page 8 of 5
                                                     4852-00-0001-00-96-03-01-00

                                                No:  4852-00-0001-00-96-03-02-00

                                                San Francisco, February 15, 1996


Mr. Kevin C. Eichler
Executive Vice President
and Chief Executive Officer
Great Pacific Insurance Company
395 Oyster Point Boulevard, Suite 500
South San Francisco, California  94080-1933

Dear Casey:

         We are in receipt of confirmation that the following reinsurance has been effected for your


REASSURED:                         NATIONAL INSURANCE GROUP COMPANIES
                                   GREAT PACIFIC INSURANCE COMPANY


TYPE:                              Catastrophe Second Excess of Loss Treaty


BUSINESS COVERED:                  Business classified as Dwelling Fire, Fire,
                                   Extended Perils, Special Form on Interim
                                   Coverage policies, Forced Order policies,
                                   Real-Estate Owned (REO) policies, Automobile
                                   Physical Damage, Personal Article Floaters,
                                   Personal Lines; Watercraft and Private
                                   Passenger Planes, Force Placed Property
                                   and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A.
                                   Speizer & Co,. Inc. or any other of the
                                   National Insurance Group Companies of South
                                   San Francisco, California on behalf of the Reassured.

                                                No:  4852-00-0001-00-96-03-02-00


TERM AND
CANCELLATION:                      The term of this Contract shall be from 12:01
                                   a.m., January 1, 1996 Local Standard Time
                                   (Local Standard Time being that time which applies in the area where the risk is located) to 12:01 a.m., December 31, 1996,
                                   Pacific Standard Time, for losses occurring on new, renewal and in force policies.


TERM AND
CANCELLATION:
(CONTINUED)                        Should this Contract terminate while a loss
                                   occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.


TERRITORY:                         This reinsurance shall cover wherever the
                                   Reassured's policies apply.


LIMIT: $5,000,000 Ultimate Net Loss each and every loss occurrence in excess of $5,000,000 Ultimate Net Loss each and every loss occurrence.


NET RETAINED
LINES: All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                                   Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.

                                                No:  4852-00-0001-00-96-03-02-00


CO-REINSURANCE:                    5% net retained by the Reassured.


REINSTATEMENT:                     One full reinstatement at pro rata additional
                                   premium with respect to amount and 100% with respect to time.


WARRANTED:                         Two Risk Minimum


RATE: Deposit Premium of $300,000 payable semi-annual in advance adjustable at 1.744% Gross Earned Premium Income. Minimum Premium of $240,000.


EXCLUSIONS:                        As per attached Exclusion List.


GENERAL
CONDITIONS:                        Ultimate Net Loss Clause to include Loss
                                       Adjustment Expenses (which shall include defense costs including but not limited to expenses incurred in determination of coverage).
                                   Loss Occurrence Cause to include definition
                                       of hours clause and as follows:
                                     - 72 hours clause tornado, cyclone,
                                       hurricane, windstorm and hail
                                     - 120 hours clause riots and civil
                                       commotion/vandalism and malicious
                                       mischief within the area of one
                                       municipality or county and the
                                       municipalities or counties contiguous
                                       thereto
                                      - 168 hours Freeze
                                      - 168 hours Earthquake and Ensuing Loss
                                      - 168 hours for any other physical damage
                                        peril
                                   ECO/XPL - Covered at 100%, subject to a
                                       maximum of 25% of the original
                                       catastrophe loss.
                                   Net Retained Lines Clause
                                   Notice of Loss and Loss Settlement

                                                No:  4852-00-0001-00-96-03-02-00


                                   Tax Provisions Clause
                                   Access to Records Clause
                                   Errors and Omissions Clause
                                   Insolvency Clause
                                   Insolvency Funds Exclusion Clause
                                   Arbitration Clause
                                   Service of Suit Clause
                                   Guy Carpenter & Company, Inc. Intermediary
                                   Clause


WORDING:                           TBA

                                                No:  4852-00-0001-00-96-03-02-00


REINSURERS

Allmerica Re, A Division of the Hannover Insurance Company        5.000%
Christiania General Insurance Corporation of New York            11.000%
Constitution Reinsurance Company                                  5.000%
Continental Casualty Company                                     10.530%
Employers Mutual Casualty Company                                 2.105%
First Excess and Reinsurance Corporation                          7.895%
Folksamerica Reinsurance Company                                  5.250%
Gerling Global Offices, Incorporated, U.S. Manager
   for and on behalf of:
   Gerling Global Reinsurance Corporation, U.S. Branch            9.739%
Insurance Company of the West                                    12.632%
Nationwide Mutual Insurance Company                               7.368%
Reliance Reinsurance Corporation                                  2.105%
United Fire & Casualty Company                                    0.526%
USF Re Insurance Company                                          1.350%
Vesta Fire Insurance Corporation                                 16.000%
Winterthur Reinsurance Corporation of America                     3.500%
                                                                -------
                                                                100.000% of 95%
                                                                =======

                                                No:  4852-00-0001-00-96-03-02-00


                                                   GUY CARPENTER & COMPANY, INC.



                                                           SENIOR VICE PRESIDENT

                                                No:  4852-00-0001-00-96-03-02-00


                         GREAT PACIFIC INSURANCE COMPANY

                        CATASTROPHE EXCESS OF LOSS TREATY

                                   EXCLUSIONS


A. Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

C.   Financial and Insolvency guarantees;

D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

E.   Automobile business except for automobile physical damage;

F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

G. Excess of loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco California;

H.   Hail damage to growing/standing crops;

I.   Flood insurance, when written as such;

J. Pools, Associations and Syndicates Clause (amended to include coverage for California Fair Plan);

K.   Insolvency Funds Exclusion clause;

L.   War Exclusion Clause;

M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA);

N.   Seepage and Pollution as per ISO wording, or so deemed,

O.   Transmission and Distribution Lines.

                                                No:  4852-00-0001-00-96-03-03-00

                                                San Francisco, February 15, 1996


Mr. Kevin C. Eichler
Executive Vice President
and Chief Executive Officer
Great Pacific Insurance Company
395 Oyster Point Boulevard, Suite 500
South San Francisco, California  94080-1933

Dear Casey:

         We are in receipt of confirmation that the following reinsurance has been effected for your account:


REASSURED:                         NATIONAL INSURANCE GROUP COMPANIES
                                   GREAT PACIFIC INSURANCE COMPANY


TYPE:                              Catastrophe Third Excess of Loss Treaty


BUSINESS COVERED:                  Business classified as Dwelling Fire, Fire,
                                   Extended Perils, Special Form on Interim
                                   Coverage policies, Forced Order policies,
                                   Real-Estate Owned (REO) policies, Automobile
                                   Physical Damage, Personal Article Floaters,
                                   Personal Lines; Watercraft and Private
                                   Passenger Planes, Force Placed Property
                                   and/or Blanket Mortgage Security Insurance produced by Fastrac Systems, Inc. of Bellevue, Washington, and produced by M.A.
                                   Speizer & Co,. Inc. or any other of the
                                   National Insurance Group Companies of South
                                   San Francisco, California on behalf of the Reassured.

                                                No:  4852-00-0001-00-96-03-03-00


TERM AND
CANCELLATION:                      The term of this Contract shall be from 12:01
                                   a.m., January 1, 1996 Local Standard Time
                                   (Local Standard Time being that time which applies in the area where the risk is located) to 12:01 a.m., December 31, 1996,
                                   Pacific Standard Time, for losses occurring on new, renewal and in force policies.

                                                No:  4852-00-0001-00-96-03-03-00


TERM AND
CANCELLATION:
(CONTINUED)                        Should this Contract terminate while a loss
                                   occurrence is in progress, the Reinsurers shall nevertheless be liable, to the extent of their interest and subject to the other conditions of this Contract, for all losses resulting from such loss occurrence, whether such losses occur before or after such termination.


TERRITORY:                         This reinsurance shall cover wherever the
                                   Reassured's policies apply.


LIMIT: $5,000,000 Ultimate Net Loss each and every loss occurrence in excess of $10,000,000 Ultimate Net Loss each and every loss occurrence.


NET RETAINED
LINES: All recoveries received from the Florida Hurricane Fund will be retained net by the Reassured, down to a net occurrence loss to the Reassured of $250,000, after which any additional recoveries will inure to the Catastrophe Excess Program by reducing the gross loss subject to the Catastrophe program.

                                   Recoveries from all underlying reinsurance greater than $2,500,000 shall inure to the sole benefit of reinsurers hereunder; subject to a minimum net retention by the Reassured any one loss of no less than $250,000.


CO-REINSURANCE:                    5% net retained by the Reassured.


REINSTATEMENT:                     One full reinstatement at pro rata additional
                                   premium with respect to amount and 100% with respect to time.

                                                No:  4852-00-0001-00-96-03-03-00


WARRANTED:                         Two Risk Minimum


RATE: Deposit Premium of $150,000 payable semi-annual in advance adjustable at 0.886% Gross Earned Premium Income. Minimum Premium of $120,000.


EXCLUSIONS:                        As per attached Exclusion List.


GENERAL
CONDITIONS:                        Ultimate Net Loss Clause to include Loss
                                       Adjustment Expenses (which shall include defense costs including but not limited to expenses incurred in determination of coverage).
                                   Loss Occurrence Cause to include definition
                                       of hours clause and as follows:
                                     - 72 hours clause tornado, cyclone,
                                       hurricane, windstorm and hail
                                     - 120 hours clause riots and civil
                                       commotion/vandalism and malicious
                                       mischief within the area of one
                                       municipality or county and the
                                       municipalities or counties contiguous
                                       thereto
                                     - 168 hours Freeze
                                     - 168 hours Earthquake and Ensuing Loss
                                     - 168 hours for any other physical damage
                                       peril
                                   ECO/XPL - Covered at 100%, subject to a
                                       maximum of 25% of the original
                                       catastrophe loss.
                                   Net Retained Lines Clause
                                   Notice of Loss and Loss Settlement
                                   Tax Provisions Clause
                                   Access to Records Clause
                                   Errors and Omissions Clause
                                   Insolvency Clause
                                   Insolvency Funds Exclusion Clause
                                   Arbitration Clause
                                   Service of Suit Clause

                                                No:  4852-00-0001-00-96-03-03-00


                                   Guy Carpenter & Company, Inc. Intermediary
                                   Clause


WORDING:                           TBA

                                                No:  4852-00-0001-00-96-03-03-00


REINSURERS

Allmerica Re, A Division of the Hannover Insurance Company       7.500%
Employers Mutual Casualty Company                                2.105%
First Excess and Reinsurance Corporation                         7.895%
Hartford Re Company                                              4.763%
   for and on behalf of:
   Hartford Fire Insurance Company
Insurance Company of the West                                   21.053%
Nationwide Mutual Insurance Company                              7.368%
PMA Reinsurance Corporation                                      7.000%
Republic Western Insurance Company                               5.000%
Sumitomo Marine Re Management, Inc.                              3.158%
Sydney Reinsurance Corporation                                  15.000%
United Fire & Casualty Company                                   3.158%
Vesta Fire Insurance Corporation                                16.000%
                                                               -------
                                                               100.000% of 95%
                                                               =======

                                                No:  4852-00-0001-00-96-03-03-00




                                                   GUY CARPENTER & COMPANY, INC.




                                                           SENIOR VICE PRESIDENT

                                                No:  4852-00-0001-00-96-03-03-00


                         GREAT PACIFIC INSURANCE COMPANY

                        CATASTROPHE EXCESS OF LOSS TREATY

                                   EXCLUSIONS


A. Business classified as Ocean Marine except for personal lines watercraft physical damage not to exceed $100,000 any one risk;

B. Personal Accident, Health, Surety and Fidelity, Workers' Compensation, and all classes of Casualty;

C.   Financial and Insolvency guarantees;

D. Aviation business except for physical damage on private planes not to exceed $100,000 any one risk;

E.   Automobile business except for automobile physical damage;

F. Inland Marine policies covering railroad rolling stock, streamlined trains, negative films, registered mail, jewelers block, animal mortality, offshore drilling rigs;

G. Excess of loss Reinsurance and reinsurance accepted under obligatory reinsurance treaties except for business produced by Fastrac Systems, Inc. of Bellevue, Washington, and by M.A. Speizer & Co., Inc. or any other of the National Insurance Group companies of South San Francisco California;

H.   Hail damage to growing/standing crops;

I.   Flood insurance, when written as such;

J. Pools, Associations and Syndicates Clause (amended to include coverage for California Fair Plan);

K.   Insolvency Funds Exclusion clause;

L.   War Exclusion Clause;

M. Nuclear Incident as per Nuclear Incident Exclusion Clause Physical Damage - Reinsurance - (USA);

N.   Seepage and Pollution as per ISO wording, or so deemed,

O.   Transmission and Distribution Lines.